Exhibit 99.1 March 2019 Randall C. Stuewe, Chairman and CEO Brad Phillips, EVP Chief Financial Officer Melissa A. Gaither, VP IR and Global Communications

2 Safe Harbor Statement This presentation contains “forward-looking” statements regarding the business operations and prospects of Darling Ingredients Inc., including its Diamond Green Diesel joint venture, and industry factors affecting it. These statements are identified by words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “could,” “may,” “will,” “should,” “planned,” “potential,” “continue,” “momentum,” “assumption,” and other words referring to events that may occur in the future. These statements reflect Darling Ingredient’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, each of which could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, among others, existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the Renewable Fuel Standards Program (RFS2), low carbon fuel standards (LCFS) and tax credits for biofuels both in the Unites States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”, highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), bovine spongiform encephalopathy (or "BSE"), porcine epidemic diarrhea ("PED") or other diseases associated with animal origin in the United States or elsewhere; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign regulations (including, without limitation, China) affecting the industries in which the Company operates or its value added products (including new or modified animal feed, Bird Flu, PED or BSE or similar or unanticipated regulations); risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling Ingredients and Valero Energy Corporation, including possible unanticipated operating disruptions and issues related to the announced expansion project; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protection measures imposed by foreign countries; difficulties or a significant disruption in our information systems or failure to implement new systems and software successfully, including our ongoing enterprise resource planning project; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere; uncertainty regarding the likely exit of the U.K. from the European Union; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could negatively impact the Company's results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. Other risks and uncertainties regarding Darling Ingredients Inc., its business and the industries in which it operates are referenced from time to time in the Company’s filings with the Securities and Exchange Commission. Darling Ingredients Inc. is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Let us show you how… 3 touches the lives of families around the world… every day!

4 It starts with a GLOBAL presence and diverse platform… 200+ Operations on …in 15 Irving TX locations 5 countries world headquarters worldwide continents… in USA 135+ 10,000 $3.4 billion DAR (NYSE) years in ~ employees 2018 sales publicly traded business internationally revenue since 1994

5 It continues by touching your life at home

6 Also in the great outdoors… Animal feed ingredients Supplements for animal health

7 And ultimately all around us… Cellular concrete Energy bar Metal mold release Sunscreen lotions Surgical sponge X-ray film coating Soaps, cleansers Antiseptics Textiles Insulin

8 Our strategy is to distinguish ourselves as the Global Leader in the production of the highest quality sustainable protein and nutrient-recovered ingredients to a growing population. FOOD FEED FUEL To accomplish this, we will BUILD, DEVELOP and ACQUIRE businesses within geographies where we can achieve a sustainable Top 3 market position within 5 years… TH…..thus growing shareholder value and customer, supplier and employee confidence.

9 We see a “World of Growth” 36% of sales 6% of sales 54% of sales 2% of sales Ingredients produced: Food, Feed & Fuel Food & Feed 2% Food of sales Feed Our global presence enables us to Note: Net Sales from 2018 grow our FF&F business lines around the world

10 With an underlying assumption … As population grows, wealth is created and better nutrition evolves. Center of the plate dining becomes a staple in the global diet. Africa India Latin America Asia-Pacific Europe No. America FORECAST Source: Company, based on multiple population data reports Source: Food & Agriculture Organization of the United Nations; Organization for Economic Competitionand Development (forecast)

11 And protein consumption will be driven by economics to produce Cattle* Pig Chicken Fish** Feed needed to gain 1 lb. of weight 6 lbs. 2.9 lbs. 1.9 lbs. 1.0 lbs. Time to 18-22 Months 6-7 Months market 1-2 Months 5-8 Months Average weight at 1-2 lbs. slaughter 3-6 lbs. 240-270 lbs. Source: 1,200-1,400 lbs. http://www.nationalrenderers.org Source: Feedstuffs * For feedlot-fed cattle ** Average for freshwater aquaculture production

12 While global meat production grows at 2% annually Global Meat Production Forecast 2018 269 million MT of meat is produced annually, growing at ~2%... (per USDA) ...generating over 109 million MT of meat by-products globally. Source: USDA and http://www.indexmundi.com/agriculture/?commodity=broiler- (DAR estimate assumes limited rendering in various emerging markets. meat&grafph=production National Renders Association assumes only 50-60% of animal consumed in mature markets.) • Darling Ingredients processes approximately 10% of the DAR world’s meat by-products... creating a tremendous runway for growth!

13 Supplying raw material to create a portfolio of diverse ingredients… Processed Processed Processed 1.11 million MT 8.60 million MT 1.18 million* MT ~$1 billion ~$2 billion ~$635 million FOOD FEED FUEL company company company Note: Includes DGD Revenues Note: Processed amounts are for raw material in 2018 Represents revenues in U.S. $ * Does not include Diamond Green Diesel volumes

14 Where acquiring the raw material and managing the spread is key 5% 5% 70% 100% 100% 20% FEED FOOD FUEL Spread Managed Margin Spread Managed Margin Fee for Service Commodity Exposed Shared Margin Fee for Service BUSINESS DRIVERS Spread Commodity Shared Fee for Managed Exposed Margin Service Margin • Fat price • Fat price • Competition • Raw material • Soymeal price • Poultry meal • Government availability • Corn Price pet food spread regulations • Food demand price • Pharma demand

15 FOOD segment - Ingredients for living ~$1 billion FOOD FOOD company Gelatin & Hydrolyzed Collagen Peptides Argentina, Belgium, Brazil, China, France, Spain, US Strong performance & margin stability $140.0 $128.1 $130.4 $131.9 $129.7 30% Food Grade Fats $120.0 25% Belgium, Germany, Netherlands $100.2 $100.0 20% $80.0 15% Natural Casings $60.0 China, Netherlands, Portugal 12.4% 10% $40.0 11.8% 11.4% 12.0% $20.0 8.0% 5% Processed Functional Proteins $0.0 0% Brazil, France, Germany, Italy, 2014 2015 2016 2017 2018 1.11 million MT Netherlands, US Adjusted EBITDA Bone Adj. EBITDA Margin Netherlands, UK Financials 2018 o Net Sales: $1,139.1 (34% of total) US$ (millions) Heparin o Adjusted EBITDA margin: 12.0% Netherlands o Adjusted EBITDA: $129.7 Note: Processed amounts are for raw material in 2018. Revenue for Food Segment in 2018 Note: Adjusted EBITDA is a Non-GAAP measure (see slide 44)

16 FEED segment – Nutrients for growth ~$2 billion FEED FEED Fats company Canada, Belgium, Germany, Netherlands, Poland, USA Proteins Strong performance & margin stability Canada, Belgium, Germany, Netherlands, Poland, USA $400.0 30% $351.1 $316.5 $297.1 25% UCO Services $300.0 $282.3 $277.1 Canada, USA 20% Blood Products $200.0 15% USA, Australia, China, Germany, 14.5% Italy, Netherlands, Poland 13.6% 14.2% 13.6% 13.5% 10% $100.0 5% Pet Food Ingredients Processed Netherlands, USA $0.0 0% 8.60 million MT 2014 2015 2016 2017 2018 Organic Fertilizers Netherlands & USA Adjusted EBITDA Financials 2018 Adj. EBITDA Margin Bakery Feeds US$ (millions) USA o Net Sales: $1,952.6 (58% of total) o Adjusted EBITDA margin: 13.5% Insect Fats & Proteins o Adjusted EBITDA: $277.1 USA Note: Processed amounts are for raw material in Note: Adjusted EBITDA is a Non-GAAP measure (see slide 44) 2018. Revenue for Feed Segment in 2018

17 FUEL segment – Energy for today’s world ~$635 million FUEL FUEL company Strong performance & margin stability Note: Includes DGD Revenues $70.0 $57.7 50% $57.8 $57.6 Green Energy $60.0 $49.2 40% Netherlands, Belgium, Germany $50.0 $43.9 $40.0 30% $30.0 23.4% 20% Green Electricity $20.0 19.2% 19.5% 17.2% 16.9% 10% Netherlands $10.0 $0.0 0% 2014 2015 2016 2017 2018 Biogas Fuel Segment shows blenders tax credit earned each year by Adjusted EBITDA Netherlands , Belgium Darling’s biodiesel facilities and does not include any earnings or BTC related to Diamond Green Diesel JV. 2017 includes the $12.6 of BTC Adj. EBITDA Margin Processed approved in February of 2018. No BTC in 2018 1.18 million MT Biodiesel US$ (millions) Note: Excludes DGD volumes Financials 2018 Canada, USA oNet Sales: $296.0 (9% of total) Renewable Diesel oAdjusted EBITDA margin: 19.5% oAdjusted EBITDA: $57.7 USA Excludes DGD and 2017 BTC of $12.6 Note: Processed amounts are for raw material in 2018. Revenue for Fuel Segment in 2018 Note: Adjusted EBITDA is a Non-GAAP measure (see slide 44)

Creating strong financial performance & 18 predictable margins from our core segments DAR - Consolidated Core Business 22.3% 21.1% 21.7% 21.5% 21.9% Adjusted EBITDA Adj. EBITDA Margin Gross Margin % Earnings flat due to US$ (millions) deflationary pressure and FX… …creating optionality for the future! Source: The Jacobsen Index

With Diamond Green Diesel poised to transform 19 DAR’s oilfield into low carbon fuel #1 Producer of Low Carbon Feedstocks in North America Transforming animal fats and used cooking oils to clean-burning renewable fuel Diamond Green Diesel is a 50/50 joint venture between Darling Ingredients and Valero Energy Corp. Regular DGD Renewable Diesel Low-Sulfur Diesel DGD reduces greenhouse gas (fossil fuel) emissions by 85%

20 Global Biofuel Demand WORLD BIOMASS BASED DIESEL (Biodiesel & Renewable Diesel) USAGE 18 (Billions of annual gallons) 16 14 2.252 3.097 3.832 12 10 1.862 8 6 11.741 11.343 11.448 9.688 4 2 0 2018 2020 2025 2030 Biodiesel Renewable Diesel • Biomass Based Diesel usage is projected to increase due to further implementation of GHG reducing programs • However, majority of growth is expected to come from Renewable Diesel • With EU and U.S. key drivers (but not the only) for Renewable Diesel growth Source: LMC International

Approved expansion capacity of DGD – Super Diamond 21 • Super Diamond expansion project Super Diamond approved to 675 million total annual gallons Phase 3 expansion of renewable diesel plus additional 50–60 approved parallel independent million gallons of renewable Naphtha gallons plant to bring total for the green gasoline markets annual production to 675 million gallons of • Super Diamond estimated expansion costs renewable diesel plus of $1.1 billion for entire project includes: additional renewable - expansion Naphtha gallons - improved logistics capability - renewable Naphtha plant • Final cost estimate and detailed engineering funded • 28 acre site adjacent to current DGD facility • Additional rail access • Water access • Start up late 2021

Super Diamond Dynamics 22 INCREASE CAPACITY 275 million gallons annually increased to 675 million gallons annually Parallel Independent plant (increase of 400 million gallons-145%) ➢ Ability to market Naphtha to low CI markets + ➢ Capture greater % of LCFS value ➢ Lower CI scores improving sales value per gallon IMPROVED ➢ Improved feedstock sourcing flexibility COMPETITIVE CAPABILITY -CN rail unloading (in addition to existing KCS) -Ability to receive feedstock via water (domestic and international) -Additional truck unloading capability ➢ Expanded ability to load renewable diesel by rail ➢ Reduced operating cost per gallon (fixed cost)

Accelerating growth through 23 Super Diamond expansion Ingredients Business Historical Free Cash Projected Darling Pro Forma EBITDA (est.) FCF ($ in millions) $ in millions $1,203 3 Year Average (2016 - 2018) $751 $751 $836 Ingredients EBITDA Average: $ 440 CAPEX: Maintenance CAPEX (197) 2019 2020 2021 2022 Organic Growth CAPEX (83) DARLING Share DGD BTC $138 $138 $175 $338 DARLING DGD EBITDA- $173 $173 $221 $425 WITHOUT BTC Free Cash $ 160 Darling Non-DGD EBITDA $440 $440 $440 $440 Solid FCF from Ingredients Business alone Note: DAR Ingredients business EBITDA held at $440 through 2022 Source: December 29, 2019 10K pg. 44 and pg. 77 Projected Annual Production Gallons - Projected DGD Entity Pro Forma EBITDA (est.) Renewable Diesel $ in millions $1,000 ASSUMPTIONS: $851 • Business operates at current 800 675 commodity levels 700 $800 • Blenders tax credit (BTC) held at $1.00 through 2022 600 $600 • DGD EBITDA run rate at historical 500 $441 $1.26/gal with BTC 400 350 $400 $347 $347 • DGD fully de-levered by start up in 275 275 back half 2021 300 200 $200 Proforma Proforma EBITDA 100 $- 0 2019 2020 2021 2022 2019 2020 2021 2022 Note: Assumes $1.26 /gal EBITDA without BTC included Gallons in Millions

For 137 years, we have touched the lives of many and 24 will continue our journey by…. • Relying on our core values of Entrepreneurship, Transparency and Integrity • Believing in center of the plate dining & meat production growth • Structuring our business model to generate predictable cash returns • Maintaining a strong and de-levered balance sheet • While deploying capital with a 15-20% ROCE • Investing in new technologies and processes to make world-class, value-added ingredients • Being socially responsible throughout our journey • Developing people to support our growth!

DAR— A GLOBAL GROWTH PLATFORM Touching FOR your life GENERATIONS every day TO COME Creating sustainable food, feed and fuel ingredients for a growing population

Consolidated Earnings 27 2018 Overview Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total US$ (millions) except per share price Q 2017 2017 2017 2017 2017 2018 2018 2018 2018 2018 4 • Global volumes up 3.3% over 2017 Revenue $ 878.5 $ 894.9 $ 936.3 $ 952.6 $ 3,662.3 $ 875.4 $ 846.6 $ 812.6 $ 853.1 $ 3,387.7 190.5 195.7 193.8 206.8 786.8 197.3 193.6 164.5 185.2 740.6 Gross Margin • Gross Margin percentage widened 40 bps Gross Margin % 21.7% 21.9% 20.7% 21.7% 21.5% 22.5% 22.9% 20.2% 21.7% 21.9% in spite of lower global revenues due to SG&A 86.9 84.5 82.1 90.0 343.5 86.9 78.6 67.4 76.4 309.3 deflationary finished product pricing SG&A Margin % 9.9% 9.4% 8.8% 9.4% 9.4% 9.9% 9.3% 8.3% 9.0% 9.1% Restructuring and impairment charges 0.0 0.0 0.0 0.0 0.0 0.0 (15.0) 0.0 0.0 (15.0) • Received $40 million partner dividend Operating Income 32.5 38.2 34.4 36.1 141.2 31.8 21.7 18.2 23.5 95.2 from Diamond Green Diesel (DGD) JV in Adj. EBITDA (2) 103.6 111.2 111.6 116.9 443.3 110.4 115.1 97.0 108.9 431.4 fourth quarter, $65 million total for 2018 Adj. EBITDA Margin % 11.8% 12.4% 11.9% 12.3% 12.1% 12.6% 13.6% 11.9% 12.8% 12.7% Interest Expense (21.7) (22.4) (22.5) (22.3) (88.9) (23.1) (23.0) (20.1) (20.2) (86.4) • DGD produced 160 million gallons in 2018. Debt Extinguishment costs 0.0 0.0 0.0 0.0 0.0 0.0 (23.5) 0.0 0.0 (23.5) Fully expanded now to +275 mm gallons Foreign Currency (loss)/gain (0.3) (2.1) (2.1) (2.4) (6.9) (1.5) (3.5) (2.1) 0.7 (6.4) annually Gain/(Loss) on Disposal of Subsidiaries 0.0 0.0 0.0 (0.9) (0.9) 0.0 (15.5) 3.0 0.0 (12.5) Other Expense (3) (2.0) (4.0) (2.5) (0.3) (8.8) (2.6) 1.2 (2.7) (3.6) (7.7) • Strong free cash flow driven by earnings Equity in net income/(loss) of unconsolidated 0.7 8.3 7.7 11.8 28.5 97.2 15.2 (2.8) 49.6 159.2 and improved working capital utilization led subsidiaries to significant growth investments Income Tax (Expense)/Benefit (1.8) (7.7) (6.3) 85.0 69.2 (3.7) (1.7) 1.4 (8.0) (12.0) Net income attributable to noncontrolling (1.6) (1.2) (0.9) (1.2) (4.9) (0.8) (1.3) (0.9) (1.4) (4.4) interests Net income/(loss) attributable to Darling $ 5.8 $ 9.1 $ 7.8 $ 105.7 $ 128.5 $ 97.3 $ (30.4) $ (6.0) $ 40.6 $ 101.5 Earnings per share (fully diluted) $ 0.04 $ 0.05 $ 0.05 $ 0.63 $ 0.77 $ 0.58 $ (0.18) $ (0.04) $ 0.24 $ 0.60 (1) Includes $12.6M of 2017 BTC in Q1 2018 and revenue recognition for fiscal 2018 (2) Does not inlcude Unconsolidated Subsidiaries EBITDA (3) Rounding captured in Other Expense

Adjusted EBITDA 28 Adjusted EBITDA and Pro Forma Adjusted EBITDA Three Months Ended - Year over Year Twelve Months Ended - Year over Year (US$ in thousands) December 29, December 30, December 29, December 30, 2018 2017 2018 2017 Net income/(loss) attributable to Darling $ 40,648 $ 105,729 $ 101,496 $ 128,468 Depreciation and amortization 85,277 80,794 321,192 302,100 Interest expense 20,209 22,269 86,429 88,926 Income tax expense/(benefit) 8,038 (85,010) 12,031 (69,154) Restructuring and impairment charges - - 14,965 - Foreign currency loss (651) 2,468 6,431 6,898 Other expense, net 3,459 418 7,562 8,801 Debt extinguishment costs - - 23,509 - Loss on disposal of subsidiaries 45 885 12,545 885 Equity in net income of unconsolidated subsidiaries (49,631) (11,835) (159,229) (28,504) Net income attributable to noncontrolling interests 1,496 1,215 4,448 4,886 Adjusted EBITDA $ 108,890 $ 116,933 $ 431,379 $ 443,306 Foreign currency exchange impact 2,279 (1) - (8,565) (2) - Pro forma Adjusted EBITDA to Foreign Currency (Non-GAAP) $ 111,169 $ 116,933 $ 422,814 $ 443,306 DGD Joint Venture Adjusted EBITDA (Darling's Share) $ 55,268 $ 15,185 $ 174,013 $ 43,198 (1) The average rates assumption used in this calculation was the actual fiscal average rate for the three months ended December 29, 2018 of €1.00:USD$1.14 and CAD$1.00:USD$0.76 as compared to the average rate for the three months ended December 30, 2017 of €1.00:USD $1.18 and CAD$1.00:USD$0.79, respectively. (2) The average rates assumption used in this calculation was the actual fiscal average rate for the twelve months ended December 29, 2018 of €1.00:USD$1.18 and CAD$1.00:USD$0.77 as compared to the average rate for the twelve months ended December 30, 2017 of €1.00:USD $1.13 and CAD$1.00:USD$0.77, respectively. Note: See slide 42 for information regarding Darling’s use of Non-GAAP measures.

Balance Sheet Highlights and Debt Summary 29 (US$,Balance in thousands) Sheet HighlightsJune 30, 2018 Debt Summary Cash(US$, in thousands)(includes restricted cashDecember of $142) 29, 2018 (US$, in thousands) December 29, 2018 $104,262 Cash (includes restricted cash of $107) $ 107,369 Amended Credit Agreement AccountsAccounts receivable receivable 371,291 385,737 Revolving Credit Facility $ 32,105 Total InventoriesTotal Inventories 370,555 341,028 Term Loan A 67,699 Net workingNet capitalworking capital 338,672 257,567 Term Loan B 485,976 Net property,Net property, plant and plant equipment and equipment 1,687,858 1,624,354 5.375% Senior Notes due 2022 495,124 Total assets 4,889,354 Total assets 4,856,916 3.625% Senior Notes due 2026 582,339 Total debt 1,674,432 Total debt 1,695,289 Other Notes and Obligations 11,189 Shareholders' equity $ 2,335,822 Shareholders' equity $2,238,031 Total Debt: $ 1,674,432 Historical Leverage Ratios 2014 - 2018 Leverage Ratio December 29, 2018 Actual Credit Agreement Total Debt to EBITDA: 3.13 5.50x Note: Leverage ratio calculated per bank covenant

Food Segment 30 US$ and metric tons Q4 Total Q1 Q2 Q3 Q4 Total Adj. EBITDA Bridge Q4-2017 to Q4-2018 (millions) 2017 2017 2018 2018 2018 2018 2018 (millions) (1) (1) (1) (1) (1) 60 Revenue $313.5 $1,157.0 $305.5 $276.7 $265.2 $291.7 $1,139.1 $15.4 ($22.3) Gross Margin 63.6 236.6 56.3 51.9 54.5 58.6 221.3 50 40 $36.1 $2.9 $35.9 ($1.0) Gross Margin % 20.3% 20.4% 18.4% 18.8% 20.6% 20.1% 19.4% $3.8 $34.9 SG&A 27.4 104.6 23.9 22.2 21.8 23.6 91.5 30 SG&A Margin % 8.7% 9.0% 7.8% 8.0% 8.2% 8.1% 8.0% 20 10 Operating Income 16.4 56.9 11.8 9.3 (2) 13.0 14.6 48.7 (2) 0 Adj. EBITDA $36.1 $131.9 $32.4 $29.7 (2) $32.7 $34.9 $129.7 (2) EBITDA Price / Volumes Cost of Other Adjusted FX EBITDA Raw Material Processed Q4 17 Yield Sales EBITDA Impact Q4 18 0.28 1.12 0.28 0.28 0.29 0.26 1.11 (million metric tons) Note: Cost of Sales includes raw material costs, collection costs and factory costs. (1) Reflects freight revenue reclass (2) Adjusted for restructuring charges of $15.0 million for closure of Argentina collagen plant Key Drivers: Non-GAAP Adj. EBITDA Margin Food 15% • Global collagen business showed increased earnings over Q4 2017 11.5% 12.3% 12.0% with improved margins in Brazil and China; year over year earnings 12% 10.6% 10.7% recovered in all markets. 9% • CTH, our natural casings business, reported lower earnings mainly 6% due to increase raw material pricing and decreased sales volumes. 3% • Edible fats show continued margin pressure due to competing weaker palm oil markets year over year. 0% Q4 Q1 Q2 Q3 Q4 2017 2018 2018 2018 2018

31 Feed Segment US$ and metric tons Q4 Total Q1 Q2 Q3 Q4 Total (millions) 2017 2017 2018 2018 2018 2018 2018 Adj. EBITDA Bridge Q4-2017 to Q4-2018 (millions) Revenue $562.3 $2,239.5 $485.8 (1) $498.8 (1) $482.7 (1) $485.3 (1) $1,952.6 80 $76.1 ($50.9) Gross Margin 122.0 494.9 116.7 128.0 98.9 110.2 453.8 70 $66.1 $65.4 Gross Margin % 21.7% 22.1% 24.0% 25.7% 20.5% 22.7% 23.2% 60 $0.7 ($0.7) 50 SG&A 45.8 178.3 48.3 43.9 39.7 44.8 176.7 40 $13.1 SG&A Margin % 8.1% 8.0% 9.9% 8.8% 8.2% 9.2% 9.0% 30 $27.1 Operating Income 26.9 132.3 21.7 37.3 11.9 11.9 82.8 20 10 Adj. EBITDA (2) $76.1 $316.5 $68.5 $84.1 $59.2 $65.3 $277.1 0 EBITDA Price / Volumes Cost of Other Adjusted FX EBITDA Raw Material Processed 2.13 8.24 2.12 2.13 2.17 2.18 8.60 Q4 17 Yield Sales EBITDA Impact Q4 18 (million metric tons) (1) Reflects freight revenue reclass and deconsolidation of BestHides Note: Cost of Sales includes raw material costs, collection costs and factory costs. (2) Does not include Unconsolidated Subsidiaries EBITDA Key Drivers: Non-GAAP Adj. EBITDA Margin Feed • Global raw material volumes remained at record levels with Q4 2018 up 2.3% over Q4 2017 and up 4.4% year over year. 16.9% 14.1% 13.6% 13.5% 15% 12.3% • Fat pricing slow to recover from DGD extended downtime in Q2-Q3 2018; overall fat markets weaker year over year with strong global 10% slaughter volumes and ample palm oil supplies. 5% • Protein pricing remained under pressure during Q4 2018 due to China trade disruptions and large slaughter volumes; year over year showed 0% slightly improved pricing for protein meals. Q4 Q1 Q2 Q3 Q4 2017 2018 2018 2018 2018

32 Fuel Segment (Does not include Diamond Green Diesel JV) US$ and metric tons Q4 Total Q1 Q2 Q3 Q4 Total Adj. EBITDA Bridge Q4-2017 to Q4-2018 (millions) 2017 2017 2018 2018 2018 2018 2018 (millions) Revenue $76.8 $265.8 $84.1 (1) $71.1 (1) $64.6 (1) $76.2 (1) $296.0 (1) Gross Margin 21.4 55.4 24.2 13.7 11.1 16.5 65.5 30 Gross Margin % 27.9% 20.8% 28.8% 19.3% 17.1% 21.7% 22.1% $1.8 $2.4 SG&A 4.7 10.4 (1.4) 0.2 (2.8) (0.8) (4.8) 20 $16.6 $17.7 $17.2 SG&A Margin % 6.1% 3.9% -1.7% 0.2% -4.3% -1.0% -1.6% ($0.5) 10 ($8.5) $5.4 Operating Income 8.1 14.0 17.2 5.0 4.5 8.6 35.3 Adj. EBITDA (2) $16.6 $57.6 (3) $13.0 (3) $13.6 $13.9 $17.2 $57.7 (3) 0 Raw Material Processed * EBITDA Price / Volumes Cost of Other Adjusted FX EBITDA 0.32 1.19 0.30 0.27 0.29 0.32 1.18 (million metric tons) Q4 17 Yield Sales EBITDA Impact Q4 18 (1) Reflects freight revenue reclass (2) Does not include DGD EBITDA (3) Reflects move of $12.6 million 2017 retrospective blenders tax credit from Q1 2018 approved in February 2018 to total 2017 EBITDA Note: Cost of Sales includes raw material costs, collection costs and factory costs. * Excludes raw material processed at the DGD joint venture. Key Drivers: Non-GAAP Adj. EBITDA Margin Fuel 25% 22.6% 21.6% 21.5% • Ecoson, European bioenergy business, delivered improved 19.1% 20% performance over Q4 2017. Bio-fat refining showed strong 15.5% results while new earnings came from our digester in Belgium. 15% 10% • N. American biodiesel reports steady earnings to 2017 without the BTC. 5% • Rendac, European disposal rendering business, reports stable 0% earnings with strong volumes in the Netherlands and Belgium. Q4 Q1 Q2 Q3 Q4 2017 2018 2018 2018 2018 • Potential additional $8.7 million to EBITDA if BTC is made Note: Moved $12.6 million of 2017 retrospective blenders tax credit from Q1 2018 approved in February retroactive for 2018. 2018 to total 2017 EBITDA

33 DGD – ENTITY LEVEL Super Diamond phase three expansion ➢ Expansion to 275 million gallons completed and running at approved capacity since early October parallel independent plant to bring total annual ➢ Super Diamond expansion project approved to 675 production to 675 million million total annual gallons of renewable diesel plus gallons of renewable diesel additional 50–60 million gallons of renewable naphtha plus additional renewable gallons for the green gasoline markets naphtha gallons ➢ Super Diamond estimated expansion costs of $1.1 billion for entire project includes: - expansion - improved logistics capability - renewable Naphtha plant ➢ Q4 2018 Entity EBITDA of $110.6 million or $1.67/gallon on 66.1 million gallons of sales ➢ Total 2018 Entity EBITDA of $187.6 million (without BTC) or $1.19/gallon on 157.4 million gallons of sales Diamond Green Diesel (50% Joint Venture) ➢ Q1 Q2 Q3 Q4 No Blenders Tax Credit in results, potential additional US$ (millions) 2014 2015 2016 2017 2018 $157.4 million entity EBITDA if made retroactive for 2018 2018 2018 2018 2018 EBITDA (Entity) $163.3 $177.0 $174.4 * $246.8 $39.7 $36.3 $1.0 $110.6 $187.6 ➢ $40 million dividend received in December, $65 million EBITDA (Darling's share) 81.6 88.5 87.2 * 123.4 19.9 18.2 0.5 55.3 93.8 Gallons Produced 127.3 158.8 158.1 161.3 37.1 33.2 17.2 72.8 160.3 total for 2018 (Darling’s partner dividend) Gallons Sold 126.2 156.6 161.0 160.4 33.4 34.8 23.1 66.1 157.4 ➢ *Includes 2017 retroactive blenders tax credit of $160.4 million that was approved in February 2018 and California LCFS UCO premium around $195.00/MT or recorded in Q1 2018 $1.81/gallon (average per Jacobsen 2-21-19) Source: Company Financials

34 Executing World of Growth Strategy: Financial: • Refinanced 4.75% senior Euro-notes to 3.625% – lowering interest cost and Growth projects completed in 2018: extending terms through 2026 • Protein Conversion Facility – Los Angeles, California Q1 2018 • Protein Conversion Facility (beef) – Wahoo, Nebraska Q1 2018 • No net borrowings while investing $108 million in growth acquisitions • Bovine Blood Processing – Mering, Germany Q1 2018 • Ecoson Digester Phase I – Denderleeuw, Belgium Q2 2018 • CAPEX of $322 million in 2018 (total maintenance and growth) • Diamond Green Diesel (DGD) expansion – Norco, Louisiana Q3 2018 • Black Soldier Fly Protein Facility – Maysville, Kentucky Q3 2018 • Total Debt to EBITDA ratio lowered to 3.13 per bank covenant • Poultry Protein Conversion Facility – Grapeland, Texas Q4 2018 • Received $65 million in cash dividends from Diamond Green Diesel Growth Under Construction: • Diamond Green Diesel became debt free while at the same time expanding • Peptan Facility – Amparo, Brazil Q1 2019 production capacity by 70% • Peptan Facility – Angouleme, France Q2 2019 • Protein Conversion Facility (poultry)—Los Angeles, California Q2 2019 • Closed underperforming Argentina gelatin facility and sold industrial residuals • Protein Conversion Facility (poultry)—Wahoo, Nebraska Q2 2019 sector in the U.S. • Ecoson Digester Phase II– Denderleeuw, Belgium Q4 2019 • Peptan Facility – Ghent, Belgium Q2 2020 • Peptan Facility – Epitacio, Brazil Q3 2020 • Diamond Green Diesel (DGD) – Super Diamond – Phase III – Q4 2021 S&P and Moody’s outlook remains stable S&P Ratings 12/5/2017 Moody’s Ratings 12/4/2017 Growth Acquisitions: Term Loan B – BBB- Term Loan B – Ba1 • Kruger Commodities– Michigan, Iowa, Nebraska Corporate Family – BB+ Corporate Family – Ba2 • Triple T Wet Pet food—Springdale, Arkansas Revolver & Term Loan A – BBB- Revolver & Term Loan A – Ba1 • PPH Conto Ltd. – Food Grade Fat Facility – Lubien Kujawski, Poland U.S. Bonds – BB+ U.S. Bonds – Ba3 • Organic Fertilizer Facility – Turlock, California Euro Bonds – BB+ Euro Bonds – Ba3

Appendix Creating sustainable food, feed and fuel ingredients for a growing population

36 Food Segment - Historical US$ and metric tons Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total (millions) 2016 2016 2016 2016 2016 2017 2017 2017 2017 2017 2018 2018 2018 2018 2018 Revenue (1) $246.6 $270.5 $260.2 $278.4 $1,055.7 $266.2 $278.4 $298.9 $313.5 $1,157.0 $305.5 (2) $276.7 (2) $265.2 (2) $291.7 (2) $1,139.1 Gross Margin 62.4 57.9 50.7 56.6 227.6 56.8 56.0 60.2 63.6 236.6 56.3 51.9 54.5 58.6 221.3 Gross Margin % 25.3% 21.4% 19.5% 20.3% 21.6% 21.3% 20.1% 20.1% 20.3% 20.4% 18.4% 18.8% 20.6% 20.1% 19.4% SG&A 24.9 20.4 25.3 26.6 97.2 25.0 26.7 25.5 27.4 104.6 23.9 22.2 21.8 23.6 91.5 SG&A Margin % 10.1% 7.5% 9.7% 9.6% 9.2% 9.4% 9.6% 8.5% 8.7% 9.0% 7.8% 8.0% 8.2% 8.1% 8.0% Operating Income 20.8 19.7 8.0 11.8 60.3 14.3 11.1 15.1 16.4 56.9 11.8 9.3 (3) 13.0 (3) 14.6 (3) 48.7 Adj. EBITDA $37.5 $37.4 $25.4 $30.1 $130.4 $31.9 $29.3 $34.6 $36.1 $131.9 $32.4 $29.7 (3) $32.7 (3) $34.9 (3) $129.7 Adj. EBITDA Margin % 15.2% 13.8% 9.8% 10.8% 12.4% 12.0% 10.5% 11.6% 11.5% 11.4% 10.6% 10.7% 12.3% 12.0% 11.4% Raw Material Processed 0.27 0.27 0.26 0.28 1.08 0.27 0.28 0.29 0.28 1.12 0.28 0.28 0.29 0.26 1.11 (millions of metric tons) (1) Revenue adjusted for Brazil VAT reclass for 2016 and 2017 (2) Reflects freight revenue reclass (3) Adjusted for restructuring and impairment charges of $15.0 million for closure of Argentina collagen plant

37 US$ and metric tons Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total (millions) 2016 2016 2016 2016 2016 2017 2017 2017 2017 2017 2018 2018 2018 2018 2018 Revenue $476.2 $543.0 $531.4 $538.5 $2,089.1 $552.6 $549.1 $575.5 $562.3 $2,239.5 $485.8 (1) $498.8 (1) $482.7 (1) $485.3 (1) $1,952.6 Gross Margin 103.5 126.8 117.8 116.2 464.3 120.0 126.9 126.0 122.0 494.9 116.7 128.0 98.9 110.2 453.8 Gross Margin % 21.7% 23.4% 22.2% 21.6% 22.2% 21.7% 23.1% 21.9% 21.7% 22.1% 24.0% 25.7% 20.5% 22.7% 23.2% SG&A 44.7 42.7 38.4 41.5 167.3 44.8 42.9 44.8 45.8 178.3 48.3 43.9 39.7 44.8 176.7 SG&A Margin % 9.4% 7.9% 7.2% 7.7% 8.0% 8.1% 7.8% 7.8% 8.1% 8.0% 9.9% 8.8% 8.2% 9.2% 9.0% Operating Income 14.5 42.0 35.8 25.9 118.2 31.5 39.7 34.2 26.9 132.3 21.7 37.3 11.9 11.9 82.8 Adj. EBITDA (2) $58.9 $84.1 $79.5 $74.6 $297.1 $75.2 $84.0 $81.1 $76.1 $316.5 $68.5 $84.1 $59.2 $65.3 $277.1 Adj. EBITDA Margin % 12.4% 15.5% 15.0% 13.9% 14.2% 13.6% 15.3% 14.1% 13.5% 14.1% 14.1% 16.9% 12.3% 13.5% 14.2% Raw Material Processed 1.97 1.97 1.97 2.06 7.97 2.05 2.02 2.04 2.13 8.24 2.12 2.13 2.17 2.18 8.60 (millions of metric tons) (1) Reflects freight revenue reclass and deconsolidation of BestHides (2) Does not include Unconsolidated Subsidiaries EBITDA

Feed Ingredients Segment – Net Sales 38 Change in Net Sales – Year over Year Three Months Ended December 30, 2017 over December 29, 2018 Rendering Sales Change in Net Sales - 4Q17 to 4Q18 Total Used Fats Proteins Other (1) Rendering Cooking Oil Bakery Other (2) Total Net Sales Three Months Ended December 30, 2017 $ 163.9 $ 203.4 $ 70.4 $ 437.7 $ 49.4 $ 50.3 $ 24.8 $ 562.2 Changes: Increase/(Decrease) in sales volumes 2.9 14.0 - 16.9 0.9 (2.5) - 15.3 Increase/(Decrease) in finished product prices (14.1) 2.5 - (11.6) (4.4) 1.9 - (14.1) Increase/(Decrease) due to currency exchange rates (1.1) (2.7) - (3.8) (0.1) - (0.1) (4.0) Freight Revenue (revenue recognition) (10.0) (15.5) (1.4) (26.9) (2.7) (5.4) - (35.0) Other change (27.5) (27.5) - (11.6) (39.1) Total Change: (22.3) (1.7) (28.9) (52.9) (6.3) (6.0) (11.7) (76.9) Net Sales Three Months Ended December 29, 2018 $ 141.6 $ 201.7 $ 41.5 $ 384.8 $ 43.1 $ 44.3 $ 13.1 $ 485.3 Change in Net Sales – Year over Year Twelve Months Ended December 30, 2017 over December 29, 2018 Rendering Sales Change in Fiscal Year End Net Sales Total Used 2017 to 2018 Fats Proteins Other (1) Rendering Cooking Oil Bakery Other (2) Total Net Sales Year Ended December 30, 2017 $ 648.3 $ 816.1 $ 286.2 $ 1,750.6 $ 185.5 $ 209.8 $ 93.6 $ 2,239.5 Changes: Increase/(Decrease) in sales volumes 34.7 55.9 - 90.6 5.6 (13.6) - 82.6 Increase/(Decrease) in finished product prices (85.9) 16.2 - (69.7) (13.5) 5.0 - (78.2) Increase/(Decrease) due to currency exchange rates 4.8 12.4 0.6 17.8 - - - 17.8 Freight Revenue (revenue recognition) (37.2) (57.7) (5.1) (100.0) (10.9) (21.0) - (131.9) Other change - - (152.4) (152.4) - - (24.8) (177.2) Total Change: (83.6) 26.8 (156.9) (213.7) (18.8) (29.6) (24.8) (286.9) Net Sales Year Ended December 29, 2018 $ 564.7 $ 842.9 $ 129.3 $ 1,536.9 $ 166.7 $ 180.2 $ 68.8 $ 1,952.6 (1) Rendering Net Sales- Other category includes hides, pet food, and service charges (2) Other Net Sales category includes trap services and industrial residual services through May 21, 2018 (Sale of TRS)

Jacobsen, Wall Street Journal and Thomson Reuters 39 Historical Pricing 2018 Finished Product Pricing 2018 Average Jacobsen Prices (USD) Feed Segment Ingredients January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Bleachable Fancy Tallow - Chicago Renderer / cwt $26.60 $25.57 $26.20 $26.14 $25.31 $24.80 $27.11 $25.72 $28.64 $28.39 $25.82 $27.70 $24.33 $26.29 $27.00 $25.80 $26.34 Yellow Grease - Illinois / cwt $20.25 $19.58 $19.00 $19.61 $19.00 $20.94 $22.05 $20.69 $22.38 $22.52 $21.53 $22.19 $19.52 $19.78 $20.43 $19.91 $20.60 Meat and Bone Meal - Ruminant - Illinois / ton $222.50 $235.26 $292.62 $250.61 $312.02 $297.16 $291.67 $301.43 $280.00 $263.26 $250.00 $264.78 $250.00 $250.00 $250.00 $250.19 $266.75 Poultry By-Product Meal - Feed Grade - Mid South/ton $235.00 $240.92 $273.69 $250.16 $295.00 $286.02 $273.10 $285.56 $262.86 $271.74 $269.61 $268.13 $267.61 $270.00 $263.68 $267.19 $267.76 Poultry By-Product Meal - Pet Food - Mid South/ton $700.24 $793.42 $851.31 $781.27 $860.95 $747.73 $597.62 $734.53 $557.14 $557.61 $557.89 $556.48 $504.89 $519.38 $602.50 $540.68 $653.24 Feathermeal - Mid South / ton $362.86 $389.87 $473.21 $409.26 $536.19 $542.95 $532.86 $540.50 $520.00 $453.59 $380.53 $453.58 $384.67 $409.00 $426.71 $405.90 $452.31 2018 Cash Corn Pricing 2018 Average Wall Street Journal Prices (USD) Competing Ingredient for Bakery Feeds and Fats January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Corn - Track Central IL #2 Yellow / bushel $3.28 $3.42 $3.53 $3.41 $3.54 $3.74 $3.39 $3.56 $3.23 $3.25 $3.11 $3.20 $3.28 $3.34 $3.48 $3.37 $3.39 2018 European Benchmark Pricing 2018 Average Thomson Reuters Prices (USD) Palm Oil - Competing ingredient for edible fats in Food Segment Soy meal - Competing ingredient for protein meals in Feed Segment January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Palm oil - CIF Rotterdam / metric ton $676 $668 $681 $675 $664 $656 $632 $651 $589 $560 $549 $566 $530 $475 $487 $497 $597.00 Soy meal - CIF Rotterdam / metric ton $375 $417 $445 $412 $460 $461 $423 $448 $407 $390 $377 $391 $379 $367 $359 $368 $405.00 QTR. Over QTR. Q4 Year Over Year Total Year Over Year Comparison Q3-2018 Q4-2018 % Q4-2017 Q4-2018% 2017 2018 % Average Jacobsen Prices (USD) Avg. Avg. Change Avg. Avg. Change Avg. Avg. Change Bleachable Fancy Tallow - Chicago Renderer / cwt $27.70 $25.80 -6.9% $27.40 $25.80 -5.8% $31.93 $26.34 -17.5% Yellow Grease - Illinois / cwt $22.19 $19.91 -10.3% $23.18 $19.91 -14.1% $24.95 $20.60 -17.4% Meat and Bone Meal - Ruminant - Illinois / ton $264.78 $250.19 -5.5% $222.73 $250.19 12.3% $259.54 $266.75 2.8% Poultry By-Product Meal - Feed Grade - Mid South / ton $268.13 $267.19 -0.4% $252.22 $267.19 5.9% $277.42 $267.76 -3.5% Poultry By-Product Meal - Pet Food - Mid South / ton $556.48 $540.68 -2.8% $593.74 $540.68 -8.9% $623.89 $653.24 4.7% Feathermeal - Mid South / ton $453.58 $405.90 -10.5% $361.46 $405.90 12.3% $395.84 $452.31 14.3% Average Wall Street Journal Prices (USD) Corn - Track Central IL #2 Yellow / bushel $3.20 $3.37 5.3% $3.16 $3.37 6.6% $3.35 $3.39 1.2% Average Thomson Reuters Prices (USD) Palm oil - CIF Rotterdam / metric ton $566 $497 -12.2% $702 $497 -29.2% $711.00 $597.00 -16.0% Soy meal - CIF Rotterdam / metric ton $391 $368 -5.9% $356 $368 3.4% $351.00 $405.00 15.4%

40 Fuel Segment - Historical US$ and metric tons Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total (millions) 2016 2016 2016 2016 2016 2017 2017 2017 2017 2017 2018 2018 2018 2018 2018 Revenue $55.6 $62.3 $60.4 $68.8 $247.1 $59.7 $67.4 $61.9 $76.8 $265.8 $84.1 (1) $71.1 (1) $64.6 (1) $76.2 (1) $296.0 Gross Margin 14.9 15.6 14.2 19.9 64.6 13.7 12.7 7.6 21.4 55.4 24.2 13.7 11.1 16.5 65.5 Gross Margin % 26.8% 25.0% 23.5% 28.9% 26.1% 22.9% 18.8% 12.3% 27.9% 20.8% 28.8% 19.3% 17.1% 21.7% 22.1% SG&A 1.8 1.8 1.3 1.9 6.8 3.3 2.9 (0.5) 4.7 10.4 (1.4) 0.2 (2.8) (0.8) -4.8 SG&A Margin % 3.2% 2.9% 2.2% 2.8% 2.8% 5.5% 4.3% -0.8% 6.1% 3.9% -1.7% 0.2% -4.3% -1.7% -1.6% Operating Income 6.2 6.6 6.0 10.5 29.3 3.6 2.1 0.2 8.1 14.0 17.2 5.0 4.5 8.6 35.3 Adj. EBITDA $13.1 $13.8 $12.9 $18.0 $57.8 $10.4 $9.9 $8.1 $16.6 $45.0 $25.6 (2) $13.6 $13.9 $17.2 $70.3 Adj. EBITDA Margin % 23.6% 22.2% 21.4% 26.2% 23.4% 17.4% 14.7% 13.1% 21.6% 16.9% 30.4% 19.1% 21.5% 22.6% 23.8% Pro forma Adjusted EBITDA (3) $13.1 $13.8 $12.9 $18.0 $57.8 $13.2 $13.1 $11.2 $20.1 $57.6 $14.9 $16.2 $16.2 $19.1 $66.4 Raw Material Processed * (millions of metric tons) 0.28 0.30 0.29 0.31 1.18 0.30 0.29 0.28 0.32 1.19 0.30 0.27 0.29 0.32 1.18 *Excludes raw material processed at the DGD joint venture. Diamond Green Diesel (50% Joint Venture) Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total Q1 Q2 Q3 Q4 Total US$ (millions) 2016 2016 2016 2016 2016 2017 2017 2017 2017 2017 2018 2018 2018 2018 2018 EBITDA (Darling's share) $9.6 $18.3 $22.5 $36.7 $87.2 $5.0 $12.4 $10.6 $15.2 $43.2 $100.1 $18.2 $0.5 $55.3 $174.0 Pro forma Adjusted EBITDA (3) $9.6 $18.3 $22.5 $36.7 $87.2 $21.4 $32.7 $32.1 $37.3 $123.5 $36.6 $35.6 $12.0 $88.3 $172.5 Total Gallons Produced 28.5 43.8 43.8 42.0 158.1 32.6 43.7 41.7 43.3 161.3 37.1 33.2 17.2 72.8 160.3 Total Gallons Sold/Shipped 29.1 42.7 42.5 46.6 161.0 32.7 40.5 43.0 44.3 160.4 33.4 34.8 23.1 66.1 157.4 (1) Reflects freight revenue reclass (2) Q1 2018 Adj. EBITDA contains $12.6 M retroactive 2017 blenders tax credit approved in February 2018 (3) Pro forma Adjusted EBITDA assumes blenders tax credit was received during quarters earned in 2017 and 2018 for comparison to 2016 when the blenders tax credit was prospective

41 Locations by continent and process Process USA Canada Europe China S. America Australia Total: Feed Ingredients Segment Rendering - (C3 By-products & UCO) 40 5 18 63 Transfer Stations 54 54 Protein Blending 6 6 Bakery 10 10 Used Cooking Oil (processing only) 8 1 9 Pet Food 3 1 4 Grease Trap Service 3 3 Blood Processing 1 5 5 1 12 Fertilizer 2 2 Hides 2 2 Black Soldier Fly Larvae facility - Maysville, KY USA 1 1 Food Ingredients Segment Collagen/Gelatin - Rousselot 2 4 3 2 11 Food Grade Fat Processing 7 7 Casings - CTH 4 1 5 Bone Processing 2 2 Heparin Processing - Hepac 1 1 Fuel Ingredients Sement Disposal Rendering - Rendac - (C1 & C2) 6 6 Digestion Operation 2 2 Biodiesel 1 1 2 Renewable Diesel (DGD unconsolidated JV) 1 1 134 6 51 9 2 1 203 Under Construction/Expansion 2019: Peptan facility - Angolume, France 1 Peptan facility - Amparo, Brazil 1 Poultry protein operation - Los Angeles, CA USA 1 Poultry protein operation - Wahoo, NE USA 1 Ecoson Digester Phase II - Denderleeuw, Belgium 1 Note: List excludes administrative European categories for rendering of animal by-products: and dedicated sales offices. • C3 – food-grade material, for food, pet food and aquaculture (July 1, 2017 released for export to countries with approving regulations) • C2 – unfit for food or animal feed, can be used as fertilizer • C1 – must be destroyed; used to generate green energy

42 Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity, and is not intended to be a presentation in accordance with GAAP. Adjusted EBITDA is presented here not as an alternative to net income, but rather as a measure of the Company’s operating performance. Since EBITDA (generally, net income plus interest expenses, taxes, depreciation and amortization) is not calculated identically by all companies, this presentation may not be comparable to EBITDA or Adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated in this presentation and represents, for any relevant period, net income/(loss) plus depreciation and amortization, goodwill and long-lived asset impairment, interest expense, (income)/loss from discontinued operations, net of tax, income tax provision, other income/(expense) and equity in net loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company’s operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance. As a result, the Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities and 5.375% Notes and 3.625% Notes that were outstanding at December 29, 2018. However, the amounts shown in this presentation for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities and 5.375% Notes and 3.625% Notes, as those definitions permit further adjustments to reflect certain other non-recurring costs, non-cash charges and cash dividends from the DGD Joint Venture. Additionally, the Company evaluates the impact of foreign exchange impact on operating cash flow, which is defined as segment operating income (loss) plus depreciation and amortization.